Exhibit 10.4

EXECUTION VERSION

COLLATERAL ASSIGNMENT OF ULHL ACQUISITION DOCUMENTS

This COLLATERAL ASSIGNMENT OF ULHL ACQUISITION DOCUMENTS (this “Assignment”), dated as of March 10, 2023, is by and between UNIQUE LOGISTICS INTERNATIONAL, INC., a Nevada corporation (“Assignor”) and Alter Domus (US) LLC, a Delaware limited liability company (“Alter Domus”), as collateral agent for the Secured Parties (as defined in the Financing Agreement (as defined below)) (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).

RECITALS

WHEREAS, Assignor has executed that certain Stock Purchase Agreement, dated as of April 28, 2022, by and among, inter alios, Assignor and Unique Logistics Holdings Limited., a Hong Kong corporation (the “Seller”), including all exhibits and schedules thereto (as amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time, the “ULHL Acquisition Agreement”; together with all other agreements, documents, certificates and instruments executed in connection therewith, the “ULHL Acquisition Documents”);

WHEREAS, Assignor desires to induce the Lenders to extend financial accommodations to certain Affiliates of Assignor under that certain Financing Agreement, dated as of the date hereof, by and among, inter alios, Assignor, certain Affiliates of Assignor, certain lenders (“Lenders”), and Collateral Agent, and Alter Domus as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”) (as amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time, the “Financing Agreement”), by the execution of this Assignment (capitalized terms used herein but not otherwise defined herein shall have the meaning assigned to such terms in the Financing Agreement); and

WHEREAS, Assignor has agreed to collaterally assign its rights under the ULHL Acquisition Documents to the Collateral Agent, for the benefit of the Secured Parties, to secure the Obligations.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

AGREEMENT

1. As collateral security for the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code (and any successor provision thereof)), Assignor hereby collaterally assigns, transfers and sets over to the Collateral Agent, for the benefit of the Secured Parties, all of its rights, remedies, title and interests, but not its obligations, under the ULHL Acquisition Documents. Assignor hereby grants to the Collateral Agent a continuing security interest in and to all of its rights in, under, and pursuant to the ULHL Acquisition Documents.

2. The Collateral Agent shall have no obligation or duty to perform any of the obligations of the Assignor under the ULHL Acquisition Documents, all of which shall remain the sole and exclusive duty and obligation of the Assignor.

3. The rights assigned hereunder include, and are not limited to, any and all rights and rights of enforcement regarding warranties, representations, covenants and indemnities made by Seller under the ULHL Acquisition Documents including, but not limited to, all rights granted to Assignor pursuant to any exhibits and schedules to the foregoing, and all rights, claims or causes of action against Seller for any breach or violation by Seller of the provisions of the ULHL Acquisition Documents; provided, however, that the rights assigned hereunder shall be subject to any and all defenses or offsets of Seller pursuant to the ULHL Acquisition Documents and the limitations on Seller’s obligations thereunder. Upon the occurrence and during the continuation of an Event of Default, Assignor shall, upon request of the Collateral Agent, direct Seller to remit all payments, proceeds, indemnification amounts, escrowed funds, monies, damages and awards arising from the rights and remedies that are or become due and owing to Assignor under the ULHL Acquisition Documents directly to the Collateral Agent for the benefit of the Secured Parties in lieu of Assignor, and that any such payment to the Collateral Agent shall be effective to discharge the indebtedness and obligations corresponding to such payment under the ULHL Acquisition Documents, as applicable. Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have the right to institute action and seek redress directly against Seller in accordance with paragraph 4 below; provided, however, that so long as no Event of Default exists and is continuing, Assignor alone shall have the sole and exclusive right to enforce all of the rights, claims or causes of action which Assignor may have under the ULHL Acquisition Documents, but only to the extent such enforcement would not violate the terms of this Assignment or any Loan Document.

4. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may enforce, either in its own name or in the name of Assignor, all rights of the Assignor under the ULHL Acquisition Documents, including, without limitation, to (a) bring suit to enforce any rights under the ULHL Acquisition Documents, (b) compromise or settle any disputed claims as to rights under the ULHL Acquisition Documents, (c) give releases or acquittances of rights under the ULHL Acquisition Documents, and (d) do any and all things reasonably necessary to fully and completely effectuate the collateral assignment of the rights under the ULHL Acquisition Documents pursuant hereto. Upon the occurrence and during the continuation of an Event of Default, the Assignor hereby constitutes and appoints the Collateral Agent or the Collateral Agent’s designee as the Assignor’s attorney-in-fact with full power in the Assignor’s name, place and stead to do or accomplish any of the aforementioned undertakings and to execute such documents or instruments in the name or stead of the Assignor as may be reasonably necessary. The aforementioned power of attorney shall be a power of attorney coupled with an interest and is irrevocable until the Financing Agreement is terminated and the security interests created thereby are released. In the event any action is brought by the Collateral Agent in accordance with the terms of this Agreement to enforce any rights under the ULHL Acquisition Documents, the Assignor agrees to reasonably cooperate with and assist the Collateral Agent in the prosecution thereof. Without limiting any other provision of this Assignment, upon the occurrence and during the continuance of an Event of Default, Assignor hereby specifically authorizes and directs each party other than Assignor upon written notice to it and Assignor by the Collateral Agent to make all payments due under or arising under the ULHL Acquisition Documents directly to the Collateral Agent and hereby irrevocably authorizes and empowers the Collateral Agent to request, demand, receive, and give acquittance for any and all amounts which may be or become due or payable or remain unpaid at any time and times to Assignor by Seller under and pursuant to the ULHL Acquisition Documents, and to endorse any checks, drafts or other orders for the payment of money payable to Assignor in payment thereof, and in the Collateral Agent’s reasonable discretion to file any claims or take any action or proceeding, either in its own name or in the name of Assignor or otherwise, which the Collateral Agent may deem reasonably necessary. It is expressly understood and agreed, however, that the Collateral Agent shall not be required or obligated in any manner to make any demand or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or take any other action to collect or enforce the payment of any amounts which may have been assigned to the Collateral Agent or to which the Collateral Agent may be entitled hereunder at any time or times.

5. Assignor hereby represents and warrants on the date hereof to the Collateral Agent and the Lenders, which representations and warranties shall survive the execution and delivery of this Assignment, that (a) Assignor has provided the Collateral Agent with true, correct and complete copies of the ULHL Acquisition Agreement and the other material ULHL Acquisition Documents on or prior to the date hereof, and (b) no assignment or collateral assignment of the ULHL Acquisition Documents or any interest therein has been made by Assignor, other than to the Collateral Agent (for the benefit of the Secured Parties) hereby.

6. THIS ASSIGNMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF), THE LAW OF THE STATE OF NEW YORK.

7. This Assignment may be executed in any number of counterparts (and by the different parties hereto in different counterparts), each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Assignment by facsimile or other electronic transmission shall be effective as delivery of an original manually executed counterpart of this Assignment.

8. This Assignment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall benefit the Collateral Agent and the Collateral Agent’s successors and permitted assigns, including the Collateral Agent or participant, provided that (a) the Assignor may not assign or transfer its rights or obligations under this Assignment or any interest herein or delegate its duties hereunder without the prior written consent of the Collateral Agent, and (b) the Collateral Agent shall have the right to assign its rights hereunder and under the ULHL Acquisition Documents under the conditions provided in the Financing Agreement with respect to Loan Documents.

9. This Assignment may only be amended by a writing executed by Assignor and the Collateral Agent.

10. This Assignment constitutes the final and entire agreement with respect to the collateral assignment of rights under the ULHL Acquisition Documents from the Assignor to the Collateral Agent and any term, covenant or provision not set forth herein shall not be considered a part of this Assignment.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties has duly executed this Assignment as of the date first written above.

ASSIGNOR

UNIQUE LOGISTICS INTERNATIONAL, INC.

By:
Name:
Title:

[Signature Page to Collateral Assignment of ULHL Acquisition Documents]

AGENTS

ALTER DOMUS (US) LLC,
as Collateral Agent

By:
Name:
Title:

[Signature Page to Collateral Assignment of ULHL Acquisition Documents]